ADVANCED SERIES TRUST

International Growth Portfolio

PRUDENTIAL SERIES FUND

International Growth Portfolio

Prospectus and Statement of Additional Information dated May 1, 2010

Supplement dated August 4, 2010

Effective immediately, David Merjan is no longer a Portfolio Manager for AST/PSF International Growth Portfolio ("the Funds").  All references to David Merjan are hereby deleted.  George Greig will remain on The Funds as the sole portfolio manager.

ASTSUP4

PSFSUP2